                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2005
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                            CPI AEROSTRUCTURES, INC.
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               (Exact Name of Registrant as Specified in Charter)

              New York                  1-11398               11-2520310
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(State or Other Jurisdiction          (Commission           (IRS Employer
    of Incorporation)                 File Number)          Identification No.)

60 Heartland Blvd., Edgewood, New York                            11717
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code  (631) 586-5200
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02 -- RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 11, 2005, the Company issued a press release discussing its financial results for the three and six months ended June 30, 2005. The press release is included as Exhibit 99.1 hereto.

ITEM 9.01 -- FINANCIAL STATEMENT AND EXHIBITS

         99.1    Press release, dated August 11, 2005, announcing June 30, 2005 financial results

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2005                 CPI AEROSTRUCTURES, INC.

                                       By: /s/ Edward J. Fred
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                                           Edward J. Fred
                                           Chief Executive Officer

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